EXHIBIT 32

CERTIFICATION

The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.

The quarterly report on Form 10-Q of Rayonier Inc. (the “Company”) for the period ended March 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 7, 2010

/s/ LEE M. THOMAS	/s/ HANS E. VANDEN NOORT
Lee M. Thomas	Hans E. Vanden Noort
Chairman, President and Chief Executive Officer	Senior Vice President and Chief Financial Officer